JBF EXPRESS

TRUCKING & LOGISTICS

4392 Broadway • Depew, NY 14043
(716) 683-9654 Phone • (716) 683-7856 Fax
www.jbfexpress.com

Prepared for:
TruxMart Ltd.
155-1895 Clements Road
Pickering, ON M1P 4Y9

PRICING GUIDE PROPOSAL FOR WAREHOUSING AND DISTRIBUTION SERVICES

June 24, 2013

(PRICING IN U.S. FUNDS)

RECEIVING:

a) **LCL or LTL:** To unload freight, create inbound receipt, check to manifest, receive to stock, place in stock location, reporting, invoicing, and reconcile,

Flat Fee Per Order	$12.50
Per Piece	$0.50
Per Skid (if already palletized and to remain palletized)............	$6.00

b) **Container Destuffing**

a. 20 foot container...	$250.00
b. 40 foot container...	$500.00

c) **Returns processing**

Per Unit/Case	$3.00
Per Skid (if already palletized and to remain palletized)............	$6.00

JBF EXPRESS

TRUCKING & LOGISTICS

4392 Broadway • Depew, NY 14043
(716) 683-9654 Phone • (716) 683-7856 Fax
www.jbfexpress.com

STORAGE:

a) To inventory per month, or may be prorated based on the actual number of days inventory is held.

• Per Piece	$0.55
b) Minimum storage charge per month	$140.00

ORDER PROCESSING AND SHIPPING:

a) To pick stock, fulfill order, verify for accuracy, make ready for shipment, loading of freight, reporting, invoicing, and reconcile

Flat Fee Per Order (if entered via Webaware by customer)	$5.50
Flat Fee Per Order (if manually entered by JBF Express)	$9.50
Per Case Pick	$0.50
Per Unit Pick	$.025
b) Shipping parcel via JBF Express' Fed Ex account	Freight Amount

OTHER SERVICES:

a) Pallet cost each	$0.00
b) Shrink wrapping per pallet	$0.00
c) Labeling per pallet	$0.00
d) Preparation of bill of lading, each	$5.00

JBF EXPRESS

TRUCKING & LOGISTICS

4392 Broadway • Depew, NY 14043
(716) 683-9654 Phone • (716) 683-7856 Fax
www.jbfexpress.com

SPECIAL SERVICES: (quality inspections, full inventory, disposal of inventory, light production assembly, special projects)

a) Quality inspections – Upon request, JBF Express will conduct quality inspections as required, based on an established % of stock per receipt. The CTQ to be established based on the following criteria: (size, shape, color, packaging, labeling, defects, imperfections, deterioration). The option for In-house quality inspections by any outside source is not available.

b) Inventory – Upon request, JBF Express will schedule and conduct full inventory of all goods. Cycle count and variance reports will be supplied.

c) Disposal of Inventory – Upon request, JBF Express will provide quotes for, and arrange the disposal of goods.

d) Light Production Assembly – Upon request, JBF Express will perform the assembly of project based corrugate displays.

Minimum charge first hour	$50.00
Each additional hour	$30.00